UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2022

AMERICAN CAMPUS COMMUNITIES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on April 18, 2022, American Campus Communities, Inc., a Maryland corporation (the “Company”), American Communities Operating Partnership LP, a Maryland limited partnership (the “Partnership”), Abacus Parent LLC, a Delaware limited liability company (“Parent”), Abacus Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), and Abacus Merger Sub II LLC, a Maryland limited liability company (“Merger Sub II” and, together with Parent and Merger Sub I, the “Parent Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Parent Parties are affiliates of each of Blackstone Real Estate Income Trust, Inc. and Blackstone Property Partners L.P. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (as defined below), Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), and the Partnership will be the surviving partnership in the Partnership Merger, and immediately following the Partnership Merger, the Company will merge with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), and Merger Sub I will continue as the surviving entity in the Company Merger. A definitive proxy statement (the “Proxy Statement”) was filed with the Securities and Exchange Commission (the “SEC”) by the Company on June 16, 2022, in connection with, among other things, the Merger Agreement.

Certain Merger-Related Litigation Matters

Following the filing of the Proxy Statement, the Acuna Lawsuit described in the Proxy Statement was dismissed and the Company received notice of the filing of one additional lawsuit relating to the Mergers and the Proxy Statement: Jeffrey D. Justice, II v. American Campus Communities, Inc., et al., No. 1:22-cv-03069, which we refer to as the “Justice Lawsuit,” in the United States District Court for the Eastern District of New York.

The Justice Lawsuit names as defendants the Company and the Company’s directors. The Justice Lawsuit alleges that the Proxy Statement omits material information regarding the Company’s financial projections, input data and assumptions used in BofA Securities’ analysis, and certain terms of the Company’s engagement of KeyBank Capital Markets Inc. Relying on those allegations, the Justice Lawsuit asserts, on behalf of an individual plaintiff, a cause of action under Section 14(a) of the Exchange Act against all defendants and a claim under Section 20(a) of the Exchange Act against the members of the board of directors of the Company. The Justice Lawsuit seeks to enjoin defendants from proceeding with the Mergers, rescission of the Mergers or rescissory damages if the Mergers are consummated, the dissemination of a revised proxy statement, a declaration that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder and an award of plaintiff’s costs, including attorneys’ and experts’ fees.

In addition, the Company has received nine demand letters on behalf of purported stockholders of the Company alleging similar matters as those alleged in the filed actions.

While the Company believes that the disclosures in connection with the Mergers, including those set forth in the Proxy Statement, comply fully with applicable law, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below in order to moot the plaintiffs’ disclosure claims in the pending actions described in the Proxy Statement and above and in the demand letters described above, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or of the legal merit of the litigation matters described in the Proxy Statement. To the contrary, the Company specifically denies all allegations in the litigation that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

These following supplemental disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

1

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 37 of the Proxy Statement concerning the Background of the Mergers:

On March 17, 2022, Blackstone entered into a confidentiality agreement with the Company, which contained a customary “standstill” provision, without a “don’t ask, don’t waive” provision, that prevented Blackstone from, among other things, making a proposal with respect to an acquisition of the Company except on a confidential basis to the Company. On March 18, 2022, a representative of BofA Securities emailed a representative of Blackstone requesting that, if Blackstone was interested in providing a view on valuation, to respond by March 25, 2022 and include Blackstone’s key valuation assumptions and thinking around the financing related to the potential transaction. The representative of BofA Securities also offered to arrange due diligence calls with management. Commencing on March 18, 2022, the Company provided due diligence materials to Blackstone, and members of management, with the participation of representatives of BofA Securities, had multiple discussions with representatives of Blackstone regarding Blackstone’s due diligence review of the Company and its business.

The following supplemental disclosure amends and restates in its entirety the last paragraph on page 38 of the Proxy Statement, carrying over to page 39 of the Proxy Statement, concerning the Background of the Mergers:

Also during these meetings, the directors and a representative of Dentons discussed the best way to proceed with future negotiations with Blackstone given the directors’ view that expediting the transaction process would be critical to minimizing risks to the Company. Our board determined to form a special committee of directors consisting of independent directors (Mss. Donnell and Hill and Messrs. Leupold and Rippel) in order to expeditiously evaluate and handle future negotiations with Blackstone. Our board also discussed the interests of our executive officers in the mergers that are different from, or in addition to, those of our stockholders generally, as discussed under “—Interests of our Directors and Executive Officers in the Mergers.” Accordingly, the special committee was given the power and authority to, among other things, negotiate the terms and conditions of a transaction with Blackstone or any alternative transaction with a potential acquirer, report to our board of directors at such times as the special committee deems appropriate, and make recommendations to our board of directors in respect of a potential transaction, including a recommendation not to proceed with the transaction or to proceed with an alternative transaction, and to utilize any of the Company’s professional advisors or retain such other professional advisors as the special committee deems necessary to accomplish the foregoing.

The following supplemental disclosure adds the following additional paragraph as the first full paragraph on Page 42 of the Proxy Statement concerning the Background of the Mergers.

Pursuant to the engagement letter with KeyBanc Capital Markets, Inc. (“KBCM”), KBCM agreed to provide, as the Company may reasonably request, financial advice and assistance in connection with the transaction and coordinating and collaborating with BofA Securities in connection with the provision of such services. The Company has agreed to pay KBCM for its services in connection with the merger an aggregate fee that is currently estimated to be $6.4 million, the payment of which is contingent upon the consummation of the merger. The Company also has agreed to reimburse KBCM Securities for its expenses incurred in connection with KBCM’s engagement and to indemnify KBCM, any controlling person of KBCM Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws. Pursuant to its engagement letter with the Company, KBCM would be entitled to a transaction fee from the Company in connection with any merger or similar acquisition transaction, irrespective of the identity of the acquirer. Such fee would generally be higher for a transaction that provides for greater merger consideration.

The following supplemental disclosure adds the following additional paragraph immediately after the second full paragraph on Page 45 of the Proxy Statement concerning Reasons for the Mergers.

As of the date of this proxy statement and excluding the existing terms of any applicable employment or employment-related arrangements in place with the Company which may survive the mergers, none of our executive officers has an agreement with the Surviving Entities or Blackstone for continued employment following the mergers.

The following supplemental disclosure amends and restates in its entirety the table and associated footnotes on page 47 of the Proxy Statement, carrying over to page 48 of the Proxy Statement, concerning the Prospective Unaudited Financial Information.

(in millions, except per share amounts)	2022	2023	2024	2025	2026	2027
Owned Properties Revenues (GAAP)	$992	$1,080	$1,147	$1,243	$1,381	$1,519
Owned Properties NOI(1)(6)	$552	$606	$644	$697	$772	$880
Owned Properties NOI (at share)(2)(6)	$528	$570	$607	$660	$734	$841
EBITDA (at share)(3)(6)	$474	$504	$536	$585	$654	$757
Unlevered Free Cash Flow(4)(8)	$344	$(16)	$(341)	$(434)	$(158)	$202
FFOM(5)(6)	$351	$384	$416	$457	$511	$569
Weighted-average common shares outstanding—diluted(5)	141.1	142.4	146.6	152.9	159.2	165.2
FFOM per diluted share(~~5~~6)(~~6~~7)	$2.49	$2.70	$2.84	$2.99	$3.21	$3.44

(1)

Net operating income (“NOI”) is calculated as property revenues less direct operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. Although NOI is a non-GAAP financial measure (refer to Note 7), all such components used in determining NOI are calculated in accordance with accounting principles generally accepted in the United States (“GAAP”).

(2)	NOI (at share) is NOI adjusted for our ownership interest in both consolidated and unconsolidated joint ventures.
(3)

EBITDA (at share) is calculated as Owned Properties NOI (at share) plus third-party development and management services revenue, on-campus participating property (“OCPP”) management fees and interest on a loan we made to the owner of one OCPP, our share of OCPP net cash flow, and interest income minus third-party development and management services expense, ground/facility leases expense, general and administrative expense, and OCPP overhead. Although EBITDA is a non-GAAP financial measure (see Note 7), all such components used in determining EBITDA are calculated in accordance with GAAP.

(4)

Unlevered Free Cash Flow is calculated as EBITDA (at share) plus proceeds from the sale of properties or interests in properties less capital expenditures, such as acquisitions, renovations, development, investments in joint venture properties and property upgrades and maintenance.

(5)	The number of the Company’s weighted average common shares outstanding – diluted was 140.2 million for the year ended December 31, 2021 and 141.0 million for the three months ended March 31, 2022.
(6)

FFOM is calculated as funds from operations (FFO) modified to reflect certain adjustments related to the economic performance of our OCPPs and excludes other items, as we determined in good faith, that do not reflect our core operations on a comparative basis. We believe it is meaningful to eliminate the FFO generated from the OCPPs and instead to reflect our 50% share of the properties’ net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from our involvement in the operation of these properties. FFO was determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) and is calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, impairment charges and real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Our calculation of FFO and FFOM may differ from methodologies utilized by other equity REITs for similar performance measurements and, accordingly, may not be comparable to those of other REITs.
(~~6~~7)

NOI, EBITDA, Unlevered Free Cash Flow and FFOM are non-GAAP financial measures and should not be considered as an alternative to net income or loss computed in accordance with GAAP as an indicator of our financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of our liquidity, nor are these measures indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

The following supplemental disclosure amends and restates in its entirety the second table on page 52 of the Proxy Statement, carrying over to page 53 of the Proxy Statement, concerning the Selected Precedent Transactions Analysis performed by BoA Securities.

Target	Acquirer	Date Announced	Date Closed	Transaction Value (1)	TEV / NTM EBITDA (2)
Selected Transaction
Education Realty Trust (EdR)	Greystar	6/25/2018	9/20/2018	$4.2bn	22.4x
Other Student Housing Transactions for Reference
Harrison Street Real Estate Capital	CPPIB, GIC and the Scion Group	1/31/2018	N/A	$1.1bn	N/A
UHC Acquisition Sub	CPPIB, GIC and the Scion Group	1/4/2016	6/21/2016	$1.4bn	N/A
Campus Crest Communities	Harrison Street Real Estate Capital	10/16/2015	3/2/2016	$1.5bn	26.6x
Other Multifamily Transactions for Reference
Preferred Apartments Communities	Blackstone Real Estate Income Trust	2/16/2022	6/23/2022	$5.5bn	21.0x
Monogram Residential Trust	Greystar	7/4/2017	9/19/2017	$3.0bn	19.6x
Milestone Apartments REIT	Starwood Capital Group Management	1/19/2017	4/28/2017	$2.9bn	N/A
Post Properties	Mid-America Apartment Communities	8/15/2016	12/1/2016	$4.9bn	22.7x
Home Properties	Lone Star Funds	6/22/2015	10/7/2015	$7.6bn	17.5x
Trade Street Residential	Independence Realty Trust	5/11/2015	9/17/2015	$0.6bn	19.9x
Associated Estates Realty	Brookfield Asset Management	4/22/2015	8/7/2015	$2.5bn	22.7x

Target	Acquirer	Date Announced	Date Closed	Transaction Value (1)	TEV / NTM EBITDA (2)
BRE Properties	Essex Property Trust	12/19/2013	4/1/2014	$6.3bn	22.5x
Colonial Properties Trust	Mid-America Apartment Communities	6/3/2013	10/1/2013	$4.1bn	18.7x

Source: Company filings and Wall Street Research.

(1)

Transaction values where the target was a public company are estimated based on most recent filings at date of announcement. Transaction values where the target was privately owned are estimated based on public press releases.

(2)	NTM consensus EBITDA at time of announcement.

The following supplemental disclosure amends and restates in its entirety the first full paragraph on page 54 of the Proxy Statement concerning the Discounted Cash Flow Analysis performed by BofA Securities.

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the Company’s fiscal year 2022 through fiscal year 2027 based on the updated management financial projections. BofA Securities calculated terminal values for the Company by applying a selected range of terminal multiples of 20.0x to 24.0x, based on the historical ~~trading range for the Company’s stock,~~ ranges of TEV/EBITDA multiples for the Company (including an average of 19.9x during the period between 2015 to 2019, an average of 20.9x during the five preceding years, an average of 22.4x during the two preceding years, and an average of 24.0x during the immediately preceding year), to the Company’s terminal year estimated EBITDA (at share) of $783 million, which was obtained by extrapolating the Company’s 2027 estimated EBITDA (at share) of $757 million at an assumed growth rate of 3.5%, as provided by the Company’s management. The cash flows and terminal values were then discounted to present value as of December 31, 2021 using a range of discount rates of 7.50% to 9.00%, reflecting an estimate of the Company’s weighted average cost of capital, which was calculated by multiplying the estimated cost of each capital source (debt and equity) by its relevant weight, and then adding the products together. The estimated cost of equity was obtained using the capital asset pricing model (which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium) and the estimated cost of debt was based on the Company’s estimated borrowing cost. ~~The number of fully-diluted shares outstanding was 141.080 million~~ The resultant indicative enterprise values for the Company were reduced by the Company’s estimated net debt of $3,416 million as of December 31, 2021, as provided by the Company’s management, to arrive at a range of indicative equity values for the Company. These values were divided by 141.080 million, the number of fully-diluted shares outstanding as of March 31, 2022, based on information provided by the Company’s management. This analysis indicated the following approximate implied per share equity value reference range for the Company (rounded to the nearest $0.25), as compared to the common stock consideration:

Implied Per Share Equity Value Reference Range	Common Stock Consideration
$40.00 - $60.00	$65.47

—END OF SUPPLEMENT TO DEFINITIVE PROXY STATEMENT—

Cautionary Statement Regarding Forward Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the Company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the Mergers on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the proposed Mergers disrupt the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed Mergers; the failure to realize the expected benefits of the proposed Mergers; the proposed Mergers may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the proposed Mergers the risk that stockholder litigation in connection with the proposed Mergers may affect the timing or occurrence of the proposed Mergers or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the Mergers or any further announcements or the consummation of the Mergers on the market price of the Company’s common stock.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the other periodic reports the Company files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2022

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer